                               AMENDMENT NO. [11]

                                       TO

                  AMENDED AND RESTATED MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

         The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective April 29, 2005, as follows:

         WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM Global Real Estate Fund, AIM Growth Allocation Fund and AIM Moderately Conservative Allocation Fund;

         NOW THEREFORE, Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A attached hereto.

         All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

                                   "SCHEDULE A
                              AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                          DISTRIBUTION AND SERVICE FEES


        The Fund shall pay the Distributor or the Assignee as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class B Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below to the average daily net assets of the Class B Shares of the Portfolio. Average daily net assets shall be computed in a manner used for the determination of the offering price of Class B Shares of the Portfolio.


                                                                  MAXIMUM
                                                                   ASSET
        AIM EQUITY FUNDS                                           BASED         MAXIMUM          MAXIMUM
        --------------------------------                           SALES         SERVICE         AGGREGATE
        PORTFOLIOS                                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM Aggressive Growth Fund                                 0.75%          0.25%           1.00%
        AIM Blue Chip Fund                                         0.75%          0.25%           1.00%
        AIM Capital Development Fund                               0.75%          0.25%           1.00%
        AIM Charter Fund                                           0.75%          0.25%           1.00%
        AIM Constellation Fund                                     0.75%          0.25%           1.00%
        AIM Core Strategies Fund                                   0.75%          0.25%           1.00%
        AIM Dent Demographic Trends Fund                           0.75%          0.25%           1.00%
        AIM Diversified Dividend Fund                              0.75%          0.25%           1.00%
        AIM Emerging Growth Fund                                   0.75%          0.25%           1.00%
        AIM Large Cap Basic Value Fund                             0.75%          0.25%           1.00%
        AIM Large Cap Growth Fund                                  0.75%          0.25%           1.00%
        AIM Mid Cap Growth Fund                                    0.75%          0.25%           1.00%
        AIM Select Basic Value Fund                                0.75%          0.25%           1.00%
        AIM U.S. Growth Fund                                       0.75%          0.25%           1.00%
        AIM Weingarten Fund                                        0.75%          0.25%           1.00%

                                                                  MAXIMUM
                                                                   ASSET
        AIM FUNDS GROUP                                            BASED         MAXIMUM          MAXIMUM
        ------------------------------------                       SALES         SERVICE         AGGREGATE
        PORTFOLIOS                                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM Balanced Fund                                          0.75%          0.25%            1.00%
        AIM Basic Balanced Fund                                    0.75%          0.25%            1.00%
        AIM European Small Company Fund                            0.75%          0.25%            1.00%
        AIM Global Value Fund                                      0.75%          0.25%            1.00%
        AIM International Small Company Fund                       0.75%          0.25%            1.00%
        AIM Mid Cap Basic Value Fund                               0.75%          0.25%            1.00%
        AIM Premier Equity Fund                                    0.75%          0.25%            1.00%
        AIM Select Equity Fund                                     0.75%          0.25%            1.00%
        AIM Small Cap Equity Fund                                  0.75%          0.25%            1.00%

                                                                  MAXIMUM
                                                                   ASSET
        AIM GROWTH SERIES                                          BASED         MAXIMUM          MAXIMUM
        ------------------------------------                       SALES         SERVICE         AGGREGATE
        PORTFOLIOS                                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------

        AIM Aggressive Allocation Fund                             0.75%          0.25%           1.00%
        AIM Basic Value Fund                                       0.75%          0.25%           1.00%
        AIM Conservative Allocation Fund                           0.75%          0.25%           1.00%
        AIM Global Equity Fund                                     0.75%          0.25%           1.00%
        AIM Growth Allocation Fund                                 0.75%          0.25%           1.00%
        AIM Mid Cap Core Equity Fund                               0.75%          0.25%           1.00%
        AIM Moderate Allocation Fund                               0.75%          0.25%           1.00%
        AIM Moderately Conservative Allocation Fund                0.75%          0.25%           1.00%
        AIM Small Cap Growth Fund                                  0.75%          0.25%           1.00%

                                                                  MAXIMUM
                                                                   ASSET
        AIM INTERNATIONAL MUTUAL FUNDS                             BASED         MAXIMUM          MAXIMUM
        ------------------------------                             SALES         SERVICE         AGGREGATE
        PORTFOLIOS                                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------

        AIM Asia Pacific Growth Fund                               0.75%          0.25%            1.00%
        AIM European Growth Fund                                   0.75%          0.25%            1.00%
        AIM Global Aggressive Growth Fund                          0.75%          0.25%            1.00%
        AIM Global Growth Fund                                     0.75%          0.25%            1.00%
        AIM International Core Equity Fund                         0.75%          0.25%            1.00%
        AIM International Growth Fund                              0.75%          0.25%            1.00%

                                                                  MAXIMUM
                                                                   ASSET
        AIM INVESTMENT FUNDS                                       BASED         MAXIMUM          MAXIMUM
        --------------------------------                           SALES         SERVICE         AGGREGATE
        PORTFOLIOS                                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM Developing Markets Fund                                0.75%          0.25%            1.00%
        AIM Global Health Care Fund                                0.75%          0.25%            1.00%
        AIM Libra Fund                                             0.75%          0.25%            1.00%
        AIM Trimark Fund                                           0.75%          0.25%            1.00%
        AIM Trimark Endeavor Fund                                  0.75%          0.25%            1.00%
        AIM Trimark Small Companies Fund                           0.75%          0.25%            1.00%

                                                                  MAXIMUM
                                                                   ASSET
        AIM INVESTMENT SECURITIES FUNDS                            BASED         MAXIMUM          MAXIMUM
        -------------------------------                            SALES         SERVICE         AGGREGATE
        PORTFOLIOS                                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------

        AIM Global Real Estate Fund                                0.75%          0.25%            1.00%
        AIM High Yield Fund                                        0.75%          0.25%            1.00%
        AIM Income Fund                                            0.75%          0.25%            1.00%
        AIM Intermediate Government Fund                           0.75%          0.25%            1.00%
        AIM Money Market Fund                                      0.75%          0.25%            1.00%
        AIM Municipal Bond Fund                                    0.75%          0.25%            1.00%
        AIM Total Return Bond Fund                                 0.75%          0.25%            1.00%
        AIM Real Estate Fund                                       0.75%          0.25%            1.00%

                                                                  MAXIMUM
                                                                   ASSET
        AIM SPECIAL OPPORTUNITIES FUNDS                            BASED         MAXIMUM          MAXIMUM
        -------------------------------                            SALES         SERVICE         AGGREGATE
        PORTFOLIOS                                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------

        AIM Opportunities I Fund                                   0.75%          0.25%            1.00%
        AIM Opportunities II Fund                                  0.75%          0.25%            1.00%
        AIM Opportunities III Fund                                 0.75%          0.25%            1.00%

                                                                  MAXIMUM
                                                                   ASSET
        AIM TAX-EXEMPT FUNDS                                       BASED         MAXIMUM          MAXIMUM
        --------------------                                       SALES         SERVICE         AGGREGATE
        PORTFOLIO                                                 CHARGE           FEE              FEE
                                                                  -------        -------         ---------

        AIM High Income Municipal Fund                             0.75%          0.25%            1.00%

        AIM COMBINATION STOCK &                                   MAXIMUM
        BOND FUNDS                                                 BASED         MAXIMUM          MAXIMUM
        ----------------------                                     SALES         SERVICE         AGGREGATE
        PORTFOLIO                                                 CHARGE           FEE              FEE
                                                                  -------        -------         ---------

        AIM Core Stock Fund                                        0.75%          0.25%            1.00%
        AIM Total Return Fund                                      0.75%          0.25%            1.00%

                                                                  MAXIMUM
                                                                   ASSET
        AIM COUNSELOR SERIES TRUST                                 BASED         MAXIMUM          MAXIMUM
        --------------------------                                 SALES         SERVICE         AGGREGATE
        PORTFOLIO                                                 CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM Advantage Health
          Sciences Fund                                            0.75%          0.25%            1.00%

        AIM Multi-Sector Fund                                      0.75%          0.25%            1.00%


                                                                  MAXIMUM
                                                                   ASSET
        AIM SECTOR FUNDS                                           BASED         MAXIMUM          MAXIMUM
        ----------------                                           SALES         SERVICE         AGGREGATE
        PORTFOLIO                                                 CHARGE           FEE              FEE
                                                                  -------        -------         ---------

        AIM Energy Fund                                            0.75%          0.25%            1.00%
        AIM Financial Services Fund                                0.75%          0.25%            1.00%
        AIM Gold & Precious Metals Fund                            0.75%          0.25%            1.00%
        AIM Health Sciences Fund                                   0.75%          0.25%            1.00%
        AIM Leisure Fund                                           0.75%          0.25%            1.00%
        AIM Technology Fund                                        0.75%          0.25%            1.00%
        AIM Utilities Fund                                         0.75%          0.25%            1.00%

                                                                  MAXIMUM
                                                                   ASSET
        AIM STOCK FUNDS                                            BASED         MAXIMUM          MAXIMUM
        ---------------                                            SALES         SERVICE         AGGREGATE
        PORTFOLIO                                                 CHARGE           FEE              FEE
                                                                  -------        -------         ---------

        AIM Dynamics Fund                                          0.75%          0.25%            1.00%
        AIM Mid Cap Stock Fund                                     0.75%          0.25%            1.00%
        AIM Small Company Growth Fund                              0.75%          0.25%            1.00%"